                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Quarterly Report of Performance Food Group Company (the "Company") on Form 10-Q/A for the period ending April 2, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Robert C. Sledd
    -------------------
    Robert C. Sledd
    Chairman, President and Chief Executive Officer
    May 17, 2005

By: /s/ John D. Austin
    ------------------
    John D. Austin
    Senior Vice President and Chief Financial Officer
    May 17, 2005